UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  01/25/2006

AMERICREDIT CORP
(Exact name of registrant as specified in its charter)

Commission File Number:  001-10667

TX	752291093
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

801 Cherry Street, Suite 3900, Fort Worth, TX 76102
(Address of principal executive offices, including zip code)

(817)302-7165
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

Please see the description contained in Item 3.03, Material Modifications to Rights of Security Holders of this current report.

Item 3.03.    Material Modifications to Rights of Security Holders

On January 24, 2006, AmeriCredit Corp.'s ("AmeriCredit") Board of Directors authorized management to amend its Rights Agreement, dated as of August 28, 1997, (the "Rights Agreement"), by and between AmeriCredit and Mellon Investor Services LLC (formerly ChaseMellon Shareholder Services, LLC), as rights agent. On January 24, 2006, AmeriCredit amended the Rights Agreement, effective as of January 24, 2006. The purpose of the amendment was to maintain the individual 15% limit on beneficial ownership by a particular shareholder but to change the aggregation rules and provide a higher limit for groups of passive holders. Prior to amendment, the Rights Agreement provided that the distribution provisions of the Rights Agreement would be triggered in the event the beneficial ownership of a holder, when aggregated with those of its affiliates and associates, equaled or exceeded 15% of AmeriCredit's outstanding shares of common stock. The amendment added a definition of "Qualified Institutional Investor" to the Rights Agreement, generally defined as those holders who are beneficial owners of greater than 5% of AmeriCredit's outstanding common stock but are so-called passive investors who are eligible to, and do in fact, report such ownership on a Schedule 13G as opposed to a Schedule 13D, in accordance with the rules and regulations of the Securities and Exchange Commission. The amendment changes the aggregation rules by providing that if the aggregate of an individual Qualified Institutional Investor's holdings, and the holdings of its associates and affiliates who are not Qualified Institutional Investors, is less than 15% of AmeriCredit's outstanding common stock; and the aggregate of the Qualified Institutional Investor's holdings, and the holdings of all such Qualified Institutional Investor's associates and affiliates, is less than 17.5% of AmeriCredit's outstanding common stock; then such person will not be considered an "Acquiring Person" under the terms of the Rights Agreement and the distribution provisions of the Rights Agreement will not be triggered.

Item 9.01.    Financial Statements and Exhibits

(c)               Exhibits

The following exhibit is filed herewith:

Exhibit No.        Description of Exhibit

99.1               First Amendment to Rights Agreement

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICREDIT CORP

Date: January 25, 2006	By:	/s/ CHRIS A. CHOATE
CHRIS A. CHOATE
Executive Vice President, Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
EX-99.1	First Amendment to Rights Agreement